UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700
Denver, Colorado 80202
 (Address of principal executive offices, including zip code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 17, 2025, Civitas Resources, Inc., a Delaware corporation (“Civitas”), and SM Energy Company, a Delaware corporation (“SM Energy”), issued a joint press release and posted a joint presentation on their respective websites providing additional details regarding the anticipated merger between SM Energy and Civitas. Copies of the press release and the investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address events or developments that SM Energy and Civitas expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the transactions contemplated by the Merger Agreement (the “Transaction”), pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of SM Energy or Civitas may not approve the Transaction, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of SM Energy’s common stock or Civitas’ common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of SM Energy and Civitas to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond SM Energy’s or Civitas’ control, including those detailed in SM Energy’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at sm-energy.com/investors and on the SEC’s website at http://www.sec.gov, and those detailed in Civitas’ annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Civitas’ website at ir.civitasresources.com/investor-relations and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that SM Energy and Civitas believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by SM Energy and Civitas in light of their perceptions of current conditions, expected future developments, and other factors that SM Energy and Civitas believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, SM Energy intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of SM Energy and Civitas and a prospectus of SM Energy (the “Joint Proxy Statement/Prospectus”). Each of SM Energy and Civitas may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that SM Energy or Civitas, as applicable, may file with the SEC in connection with the proposed transaction. After the Registration Statement has been declared effective by the SEC, a definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of each of SM Energy and Civitas. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SM ENERGY AND CIVITAS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SM ENERGY, CIVITAS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about SM Energy, Civitas and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by SM Energy will be available free of charge on SM Energy's website at https://www.sm-energy.com/investors. Copies of the documents filed with the SEC by Civitas will be available free of charge on Civitas’ website at https://ir.civitasresources.com/investor-relations. The information included on, or accessible through, SM Energy's or Civitas’ website is not incorporated by reference into this communication.

Participants in the Solicitation

SM Energy, Civitas and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of SM Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in SM Energy’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000032/sm-20250404.htm) and a Form 8-K filed by SM Energy on September 8, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000116/sm-20250904.htm). Information about the directors and executive officers of Civitas, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in a Form 8-K filed by Civitas on August 6, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925074774/tm2522747d1_8k.htm), a Form 8-K filed by Civitas on May 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925045550/tm2514090d1_8k.htm), and Civitas’ proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000155837025005077/civi-20241231xdef14a.htm). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from SM Energy and Civitas using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Joint Press Release of SM Energy Company and Civitas Resources, Inc., dated November 17, 2025.
99.2	Joint Investor Presentation of SM Energy Company and Civitas Resources, Inc., dated November 17, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS RESOURCES, INC.

Date: November 17, 2025	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary